UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 17, 2007

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Applied Plaza, Cleveland, Ohio 44115

(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (216) 426-4000.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     On July 17, 2007, the registrant issued a news release related to an increase in its quarterly cash dividend, the scheduling of the release of its fiscal fourth quarter and year-end financial results, and the calling of its annual meeting of shareholders. The text of that announcement is attached hereto as Exhibit 99.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.
Exhibit 99 — News release of Applied Industrial Technologies, Inc. dated July 17, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)
By:	/s/ Fred D. Bauer

Fred D. Bauer
Vice President-General Counsel & Secretary
Date: July 17, 2007

EXHIBIT INDEX

Exhibit No.	Description

99	News release of Applied Industrial Technologies, Inc. dated July 17, 2007.